                                                                    EXHIBIT 10.5

                     FIRST AMENDMENT TO SETTLEMENT AGREEMENT

         THIS FIRST AMENDMENT TO SETTLEMENT AGREEMENT ("First Amendment"), effective as of October 1, 2003, is made by and among Applera Corporation, a Delaware corporation, acting through its Applied Biosystems Group ("AB"), Irena Bronstein, of Newton, Massachusetts ("Bronstein"), Lumigen, Inc., a Michigan corporation ("Lumigen"), A. Paul Schaap, of Grosse Point Park, Michigan ("Schaap"), Wayne State University, a not for profit constitutional body corporate organized under the laws of the State of Michigan ("WSU"), and Diagnostic Products Corporation, a California corporation, ("DPC");

         WHEREAS, Bronstein, Lumigen, Schaap, and WSU, along with Tropix, Inc., a Delaware corporation ("Tropix"), entered into a Settlement Agreement made effective as of February 10, 1995 ("the Settlement Agreement"); and

         WHEREAS, Tropix was later acquired by and thereafter merged into AB (f/k/a The Perkin-Elmer Corporation) and currently operates through Applera's Applied Biosystems Group; and

         WHEREAS, DPC purchases PPD and TB Enhancer (both as defined in the Settlement Agreement) from Lumigen; and

         WHEREAS, AB, Bronstein, Lumigen, Schaap and WSU, wish to amend the Settlement Agreement as set forth in this First Amendment, and DPC, a guarantor of Lumigen's payments to Tropix under the Settlement Agreement, wishes to be a party to this First Amendment and to be bound by the covenants expressly set forth herein;

         NOW, THEREFORE, in consideration of the mutual undertakings set forth herein, the parties agree as follows:

         1. Unless the context of this First Amendment indicates otherwise, capitalized terms used herein shall have the same meaning as defined in the Settlement Agreement.

         2. AB covenants and agrees, on its own behalf, and on behalf of its affiliates, parent and subsidiary corporations, predecessors (specifically including Tropix), successors and assigns, not to institute any suit, action or proceeding in any court, state or federal, U.S. or foreign, or in any patent office or tribunal, against Lumigen, or DPC, or any of their suppliers, customers, licensees, affiliates, subsidiary or parent corporations, predecessors, successors or assigns, arising out of DPC's use or sale or its customers' use or sale of TB Enhancer purchased by DPC from Lumigen in conjunction with PPD purchased by DPC from Lumigen as an element of human in vitro diagnostics or veterinary diagnostics. DPC is no longer required to purchase from AB, DPC's requirements for PPD and TB Enhancer for veterinary diagnostic immunoassays.

         3. DPC agrees to pay to AB within thirty (30) days after the end of each calendar quarter starting January 1, 2003 and ending upon the last to expire of the Assigned Patent Rights, as defined in the Settlement Agreement, a royalty equal to * % of DPC's sales of Kits of medical diagnostic and veterinary reagents which are used in conjunction with PPD and TB Enhancer. The term Kit shall mean and include any product or commercial test which is manufactured by or on behalf of DPC and sold or otherwise commercially exploited by or on behalf of DPC and delivered for use with PPD and TB Enhancer as an element of human in vitro diagnostics or veterinary diagnostics. A Kit normally contains active buffers, antibody/antigen/DNA/peptide, conjugate and substrate (PPD and enhancers). As a basis for determining the royalty rate set forth above, DPC has provided its applicable reagent sales during calendar years 2000, 2001, and 2002 (see Exhibit 1).

         4. Lumigen's obligation under Section 5.1 of the Settlement Agreement to pay to AB a royalty equal to * percent ( * %) of Gross Revenues shall continue; provided, however, that Lumigen shall exclude Gross Revenue derived from the business of Lumigen with DPC as described in paragraph 2 above. This exclusion shall continue in effect so long as DPC shall make the payments called for in paragraph 3 above.

         5. Except as modified by the provisions of this First Amendment, all terms contained in the Settlement Agreement shall continue in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed, corporate parties acting by and through their duly-authorized officers, all on the day and date first above written.

                                          Applera Corporation
                                          through its Applied Biosystems Group

                                          By     /S/ Laura Lauman
                                             -----------------------------------
                                          Its      Vice President
                                             -----------------------------------

* Omitted pursuant to a request for
confidential treatment.  This material has         /S/ Irena Bronstein
been filed separately with the SEC.             --------------------------------
                                                Irena Bronstein


                                                Lumigen, Inc.


                                                 By      /S/ Gary T. Priestap
                                                   -----------------------------
                                                     Its  Vice President
                                                        ------------------------

                                                   /S/ A. Paul Schaap
                                                --------------------------------
                                                A. Paul Schaap

                                                Wayne State University


                                                By       /S/
                                                   -----------------------------
                                                     Its  Vice President/General
                                                          Counsel
                                                        ------------------------

                                                Diagnostic Products Corporation


                                                By       /S/ Michael Ziering
                                                   -----------------------------
                                                     Its  President
                                                        ------------------------

                                    EXHIBIT 1

              Lumigen Revenue with Diagnostic Products Corporation

                                November 7, 2002


                       Total Lumigen           *% Royalty               DPC             *% Royalty
                          Revenue            paid to Tropix           Reagent          as a % of DPC
Year                      with DPC         from DPC business           Sales           Reagent Sales
----                      --------         -----------------           -----           -------------
2000                         *                     *                 89,910,027             *%

2001                         *                     *                117,772,135             *%

2002 (est)                   *                     *                144,734,132             *%

2003 (projection)            *                     *                161,525,000             *%

4 year total                                       *                513,941,294             *%



     * Omitted pursuant to a request for confidential treatment. This material has been filed separately with the SEC

                           CERTAIN DEFINITIONS USED IN
                     FIRST AMENDMENT TO SETTLEMENT AGREEMENT

         "PPD" shall mean 4-methoxy-4-(3-phosphatephenyl)spiro[1,2-dioxetane-3, 2-adamantane]disodium salt.

         "TB Enhancer" shall mean polyvinylbenzyltributylphosphonium chloride.

         "Assigned Patent Rights" shall mean the patents and patent applications identified on Exhibit A attached hereto and any patents issuing from any such patent applications, and any continuations, divisions, substitutions, reissues, extensions and renewals of any of the foregoing.

                                    EXHIBIT A

                             ASSIGNED PATENT RIGHTS

                                  U.S. PATENTS

                                    4,962,192
                                    4,959,182
                                    5,004,565
                                    5,386,017

                                U.S. APPLICATIONS

                                   06/887,139
                                   07/023,649
                                   07/265,890
                                   07/677,097
                                   08/020,302
                                   08/021,022
                                   08/186,461
                                   08/262,564
                                   08/339,085

                                 FOREIGN PATENTS

                     Country                         Patent No.
                     -------                         ----------
                    Australia                          603,736
                      Korea                            69,259
                     Taiwan                            46,563

                           FOREIGN PATENT APPLICATIONS

              Country                     Filing Date                           Serial No.
              -------                     -----------                           ----------
               Canada                        5/13/87                             537,003-5
               Canada                        9/21/93                             616,729-2
               Canada                        5/31/89                             601,376-7
               Canada                       12/20/89                             2,006,222

                Japan                        6/11/91                            236,758/91
                Japan                        6/11/91                            236,759/91
                Japan                        7/24/89                            191,247/89
                Japan                        6/29/93                            187,042/93
                Japan                       12/21/89                            502,424/89
                 *EPO                        6/23/87                            87108978.5
                 *EPO                       11/25/93                            93119049.0
                 *EPO                        7/24/89                            92109406.6
                 *EPO                        8/21/92                            92114339.2
                 *EPO                        7/24/89                            89113627.7
                 *EPO                       12/21/89                            89123690/3
                China                        7/27/89                            89106249.1
                China                        7/27/89                            93120975.7
                India                         9/6/89                            454/MAS/89
                India                         7/6/93                            457/MAS/93


* Includes (1) any national applications filed on the basis of this application,
(2) all rights to file any national application in any state designated in this application, and (3) all national and European patents issued and to issue based on this application.